Exhibit 10.12

Please be advised that certain identified information has been excluded in this Exhibit because it is the type of information that the registrant treats as private or confidential and is (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that has been redacted/omitted is symbolized by “[***]”.

FIRST AMENDMENT TO

DISTRIBUTION AND SERVICES AGREEMENT

This First Amendment to Distribution and Services Agreement (this “Amendment”) is made by and between BioStem Technologies, Inc., a Delaware corporation (“Company”) and Venture Medical, LLC, a Montana limited liability company (“Distributor”), is effective as of March 1, 2024 (the “Amendment Effective Date”).

WHEREAS, the Parties entered into a Distribution and Services Agreement effective September 8, 2023 (the “Original Agreement”);

WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth in this First Amendment; and

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the undersigned hereby agree as follows:

1.
Recitals; Definitions. Each and all of the foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used but not defined in this First Amendment shall have the meaning set forth in the Original Agreement.
2.
Amendment of Paragraph 4. Paragraph 4 of the Original Agreement is hereby amended to adjust the Minimum Purchase Amount to $[***] per calendar quarter commencing April 1, 2024.
3.
Amendment of Paragraph 5(a). Part (a) of Paragraph 5 of the Original Agreement is hereby deleted and the following substituted therefor:

(a) Price. The purchase price payable by Distributor for Products purchased from Company hereunder shall be the Venture Purchase Price for each item as set forth in Exhibit B, or such other amount as Company and Distributor may agree in writing. Distributor is solely responsible for remittance of any applicable tax, duty, custom, or other fee imposed by any federal, state, or local government authority on Product purchases by Distributor.

4.
Amendment of Exhibit B. Exhibit B to the Original Agreement is hereby deleted and Exhibit B hereto is substituted therefor.

5.
Amendment of Exhibit D. Exhibit D of the Agreement is hereby amended as set forth in this Paragraph.

a. [***]

b. [***]

c. [***]

d. [***]

6.
Entire Agreement. This First Amendment constitutes the entire understanding to date of the Parties hereto regarding the subject matter of this First Amendment and supersedes all prior and contemporaneous oral and written agreements of the Parties thereto with respect to the subject matter of this First Amendment.
7.
Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all of the Parties to this First Amendment had signed the same document. All counterparts shall be construed together and shall constitute one agreement. A signed copy of this First Amendment delivered by facsimile, email, or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed to have the same legal effect as delivery of an original signed copy of this First Amendment.
8.
Conflicting Provisions. This First Amendment is intended to supplement the Original Agreement, and the provisions of this First Amendment and the Original Agreement shall be construed to the maximum extent possible in the manner necessary to avoid any conflict between their respective terms and conditions. In the event of any irreconcilable conflict between the terms of this First Amendment and the Original Agreement, the terms of this First Amendment shall govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the Effective Date by their respective duly authorized officers.

Company: Distributor:

BioStem Technologies, Inc. Venture Medical, LLC

BY: /s/ Jason Matuszewski BY: /s/ J. Michael Schroeder

NAME: Jason Matuszewski NAME: J. Michael Schroeder

TITLE: Chief Executive Officer TITLE: Executive Vice President

DATE: March 29, 2024 DATE: March 29, 2024

EXHIBIT B

VENTURE PURCHASE PRICES

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